                                                                    EXHIBIT 10.6

                            INDEMNIFICATION AGREEMENT

      INDEMNIFICATION AGREEMENT, dated as of March 30, 1998, among NA Holding Corporation, a Delaware corporation ("Holding"), NA Acquisition Corporation, a Delaware corporation ("NA Acquisition"), North American Van Lines, Inc., a Delaware corporation (the "Company"), Clayton, Dubilier & Rice, Inc., a Delaware corporation ("CD&R"), and Clayton, Dubilier & Rice Fund V Limited Partnership, a Cayman Islands exempted limited partnership (together with any other investment vehicle managed by CD&R, the "CD&R Fund"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Section 1 of this Agreement.

                              W I T N E S S E T H :

      WHEREAS, the CD&R Fund is managed by CD&R, and the general partner of the CD&R Fund is Clayton, Dubilier & Rice Associates V Limited Partnership, a Cayman Islands exempted limited partnership (together with any general partner of any other investment vehicle managed by CD&R, "CD&R Associates") and the general partner of CD&R Associates is CD&R Investment Associates, Inc., a Delaware corporation (together with any other general partner of CD&R Associates, "Associates Inc.");

      WHEREAS, CD&R has organized Holding and NA Acquisition to acquire all of the outstanding shares of capital stock of the Company from Norfolk Southern Corporation, a Virginia corporation ("Norfolk Southern"), pursuant to a certain Stock Purchase Agreement, (as amended from time to time, the "Stock Purchase Agreement") between NA Acquisition and Norfolk Southern and a certain Preferred Shares Stock Purchase Agreement, dated as of January 9, 1998, between NA Acquisition and J.P. Morgan Ventures Corporation, a Delaware corporation ("J.P. Morgan Ventures") (such transactions being hereinafter referred to as the "Acquisition");

      WHEREAS, for the purpose of financing the Acquisition, Holding is offering, issuing and selling (i) an aggregate of up to 650,000 shares of its Common Stock, par value $.01 per share (the "Common Stock"), to the CD&R Fund and (ii) up to an aggregate of up to 43,500 shares of Common Stock to certain purchasers who currently are executive officers or key employees of Holding, the Company or one of its subsidiaries, (such transactions collectively, the "Equity Offering");

      WHEREAS, for the purpose of financing the Acquisition, NA Acquisition will enter into a Credit Agreement (the "Credit Agreement"), dated as of March 30, 1998, with the several banks and other financial institutions from time to time parties thereto (the "Lenders"), The Chase Bank Manhattan Bank as collateral, documentation and administrative agent for the Lenders thereunder (the "Administrative Agent") and The Bank of New York as syndication agent (the transactions contemplated thereby being hereinafter referred to as the "Financing");

      WHEREAS, at the closing of the Financing, NA Acquisition will make certain borrowings pursuant to the Credit Agreement;

      WHEREAS, at the closing of the Financing, the Company will assume certain rights and liabilities of NA Acquisition as successor in interest under the Credit Agreement pursuant to an Assumption Agreement (the "Assumption Agreement"), including the right to make borrowings and to obtain letters of credit under the Credit Agreement;

      WHEREAS, in connection with the Financing, Holding and the Company will, among other things, guarantee certain obligations of NA Acquisition pursuant to a guarantee and collateral agreement (the "Guarantee and Collateral Agreement") and enter into other security arrangements in connection with the Financing;

      WHEREAS, at the closing of the Acquisition, it is contemplated that NA Acquisition will be merged with and into the Company (the "Merger"), leaving the Company as the surviving entity and a wholly-owned subsidiary of Holding;

      WHEREAS, the CD&R Fund will purchase capital stock of Holding pursuant to the Equity Offering, becoming the majority stockholder of Holding;

      WHEREAS, Holding, the Company, NA Acquisition or one or more of their respective Subsidiaries (as hereinafter defined) from time to time in the future
(a) may offer and sell or cause to be offered and sold equity or debt securities (such offerings, together with the Equity Offering, being hereinafter referred to as the "Securities Offerings"), including without limitation (i) offerings of shares of capital stock of Holding and/or options to purchase such shares to employees, directors, managers and consultants of and to Holding, the Company, NA Acquisition or any Subsidiary (a "Management Offering"), and (ii) one or more offerings of debt securities for the purpose of refinancing any indebtedness of Holding, the Company, NA Acquisition or any Subsidiary or for other corporate purposes, and (b) may repurchase, redeem or otherwise acquire certain securities of Holding, the Company, NA Acquisition or one or more of their respective Subsidiaries (any such repurchase or redemption being referred to herein as a "Redemption");

      WHEREAS, the parties hereto recognize the possibility that claims might be made against and liabilities incurred by CD&R, the CD&R Fund, CD&R Associates, Associates Inc. or related persons or affiliates under applicable securities laws or otherwise in connection with the Transactions or the Securities Offerings, or relating to other actions or omissions of or by Holding, NA Acquisition or the Company, or relating to the provision by CD&R of management consulting, monitoring and financial advisory services to Holding, NA Acquisition and the Company, and the parties hereto accordingly wish to provide for CD&R, the CD&R Fund, CD&R Associates, Associates Inc. and related persons and affiliates to be indemnified in respect of any such claims and liabilities; and

      WHEREAS, the parties hereto recognize that claims might be made against and liabilities incurred by directors and officers of Holding, NA Acquisition, the Company and any Subsidiary in connection with their acting in such capacity, and accordingly wish to provide for such directors and officers to be indemnified to the fullest extent permitted by law in respect of any such claims and liabilities;

      NOW, THEREFORE, in consideration of the foregoing premises, and the mutual agreements and covenants and provisions herein set forth, the parties hereto hereby agree as follows:

      1. Definitions.

      (a) "Claim" means, with respect to any Indemnitee, any claim against such Indemnitee involving any Obligation with respect to which such Indemnitee may be entitled to be defended and indemnified by Holding, the Company or NA Acquisition under this Agreement.

      (b) "Consulting Agreement" means the Consulting Agreement, dated as of March 30, 1998, among Holding, the Company and CD&R, as the same may be amended, waived, modified or supplemented from time to time.

      (c) "Indemnitee" means each of CD&R, the CD&R Fund, CD&R Associates Inc., and their respective directors, officers, partners, employees, agents, advisors, representatives and controlling persons (within the meaning of the Securities Act of 1933, as amended (the "Securities Act")) and each other person who is or becomes a director or an officer of Holding, the Company, NA Acquisition or any Subsidiary.

      (d) "Obligations" means, collectively, any and all claims, obligations, liabilities, causes of actions, actions, suits, proceedings, investigations, judgments, decrees, losses, damages, fees, costs and expenses (including without limitation interest, penalties and fees and disbursements of attorneys, accountants, investment bankers and other professional advisors), in each case whether incurred, arising or existing with respect to third parties or otherwise at any time or from time to time.

      (e) "Related Document" means any agreement, certificate, instrument or other document to which Holding, the Company, NA Acquisition or any Subsidiary may be a party or by which it or any of its properties or assets may be bound or affected from time to time relating in any way to the Transactions or any Securities Offering or any of the transactions contemplated thereby, including without limitation, in each case as the same may be amended, modified, waived or supplemented from time to time, (A) any registration statement filed by or on behalf of Holding, the Company, NA Acquisition or any Subsidiary with the Securities and Exchange Commission (the "Commission") in connection with the Transactions or any Securities Offering, including all exhibits, financial statements and schedules appended thereto, and any submissions to the Commission in connection therewith, (B) any prospectus, preliminary or otherwise, included in such registration statements or otherwise filed by or on behalf of Holding, the Company, NA Acquisition or any Subsidiary in connection with the Transactions or any Securities Offering or used to offer or confirm sales of their respective securities in any Securities Offering, (C) any private placement or offering memorandum or circular, or other information or materials distributed by or on behalf of Holding, the Company, NA Acquisition or any Subsidiary or any placement agent or underwriter in connection with the Transactions or any Securities Offering, (D) any federal, state or foreign securities law or other governmental or regulatory filings or applications made in connection with any Securities Offering, the Transactions or any of the transactions contemplated thereby, (E) any underwriting, subscription, purchase, option or registration rights agreement or plan entered into or adopted by Holding, the Company, NA Acquisition or any Subsidiary in connection with any Securities Offering or (F) any purchase, repurchase, redemption or other agreement entered into by Holding, the Company, NA Acquisition or any Subsidiary in connection with any Redemption.

      (f) "Subsidiary" means each corporation or other person or entity in which Holding, the Company or NA Acquisition owns or controls, directly or indirectly, capital stock or other equity interests representing at least 25% of the outstanding voting stock or other equity interests.

      (g) "Transactions" means the Acquisition, the Merger and the Financing.

      2. Indemnification.

      (a) Each of Holding, the Company and NA Acquisition (each an "Indemnifying Party" and collectively, the "Indemnifying Parties"), jointly and severally, agrees to indemnify, defend and hold harmless each Indemnitee:

            (i) from and against any and all Obligations, whether incurred with respect to third parties or otherwise, in any way resulting from, arising out of or in connection with, based upon or relating to (A) the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any other applicable securities or other laws, in connection with any Securities Offering, the Financing, any Related Document or any of the transactions contemplated thereby, (B) any other action or failure to act of Holding, the Company, NA Acquisition or any Subsidiary or any of their predecessors, whether such action or failure has occurred or is yet to occur or (C) except to the extent that any such Obligation is found in a final judgment by a court of competent jurisdiction to have resulted from the gross negligence or intentional misconduct of CD&R, the performance by CD&R of management consulting, monitoring, financial advisory or other services for Holding, the Company or NA Acquisition (whether pursuant to the Consulting Agreement or otherwise); and

            (ii) to the fullest extent permitted by Delaware law, from and against any and all Obligations in any way resulting from, arising out of or in connection with, based upon or relating to (A) the fact that such Indemnitee is or was a director or an officer of Holding, the Company, NA Acquisition or any Subsidiary, as the case may be, or is or was serving at the request of such corporation as a director, officer, employee or agent of or advisor or consultant to another corporation, partnership, joint venture, trust or other enterprise or (B) any breach or alleged breach by such Indemnitee of his or her fiduciary duty as a director or an officer of Holding, the Company, NA Acquisition or any Subsidiary, as the case may be;

in each case including but not limited to any and all fees, costs and expenses (including without limitation fees and disbursements of attorneys) incurred by or on behalf of any Indemnitee in asserting, exercising or enforcing any of its rights, powers, privileges or remedies in respect of this Agreement or the Consulting Agreement.

      (b) Without in any way limiting the foregoing Section 2(a), each of the Indemnifying Parties agrees, jointly and severally, to indemnify, defend and hold harmless each Indemnitee from and against any and all Obligations resulting from, arising out of or in connection with, based upon or relating to liabilities under the Securities Act, the Exchange Act or any other applicable securities or other laws, rules or regulations in connection with (i) the inaccuracy or breach of or default under any representation, warranty, covenant or agreement in any Related

Document, (ii) any untrue statement or alleged untrue statement of a material fact contained in any Related Document or (iii) any omission or alleged omission to state in any Related Document a material fact required to be stated therein or necessary to make the statements therein not misleading. Notwithstanding the foregoing, the Indemnifying Parties shall not be obligated to indemnify such Indemnitee from and against any such Obligation to the extent that such Obligation arises out of or is based upon an untrue statement or omission made in such Related Document in reliance upon and in conformity with written information furnished to Holding, the Company or NA Acquisition, as the case may be, in an instrument duly executed by such Indemnitee and specifically stating that it is for use in the preparation of such Related Document.

      3. Contribution.

      (a) Except to the extent that Section 3(b) is applicable, if for any reason the indemnity provided for in Section 2(a) is unavailable or is insufficient to hold harmless any Indemnitee from any of the Obligations covered by such indemnity, then the Indemnifying Parties, jointly and severally, shall contribute to the amount paid or payable by such Indemnitee as a result of such Obligation in such proportion as is appropriate to reflect (i) the relative fault of each of Holding, the Company, NA Acquisition and their Subsidiaries, on the one hand, and such Indemnitee, on the other, in connection with the state of facts giving rise to such Obligation, (ii) if such Obligation results from, arises out of, is based upon or relates to the Transactions or any Securities Offering, the relative benefits received by each of Holding, the Company, NA Acquisition and their Subsidiaries, on the one hand, and such Indemnitee, on the other, from such Transaction or Securities Offering and (iii) if required by applicable law, any other relevant equitable considerations.

      (b) If for any reason the indemnity specifically provided for in Section 2(b) is unavailable or is insufficient to hold harmless any Indemnitee from any of the Obligations covered by such indemnity, then the Indemnifying Parties, jointly and severally, shall contribute to the amount paid or payable by such Indemnitee as a result of such Obligation in such proportion as is appropriate to reflect (i) the relative fault of each of Holding, the Company, NA Acquisition and their Subsidiaries, on the one hand, and such Indemnitee, on the other, in connection with the information contained in or omitted from any Related Document, which inclusion or omission resulted in the inaccuracy or breach of or default under any representation, warranty, covenant or agreement therein, or which information is or is alleged to be untrue, required to be stated therein or necessary to make the statements therein not misleading, (ii) the relative benefits received by Holding, the Company, NA Acquisition and their Subsidiaries, on the one hand, and such Indemnitee, on the other, from such Transaction or Securities Offering and (iii) if required by applicable law, any other relevant equitable considerations.

      (c) For purposes of Section 3(a), the relative fault of each of Holding, the Company, NA Acquisition and their Subsidiaries, on the one hand, and of the Indemnitee, on the other, shall be determined by reference to, among other things, their respective relative intent, knowledge, access to information and opportunity to correct the state of facts giving rise to such Obligation. For purposes of Section 3(b), the relative fault of each of Holding, the Company, NA Acquisition and their Subsidiaries, on the one hand, and of the Indemnitee, on the other, shall be determined by reference to, among other things, (i) whether the included or omitted information relates to information supplied by Holding, the Company, NA Acquisition and their Subsidiaries, on the one hand, or by such Indemnitee, on the other, and (ii) their respective relative intent, knowledge, access to information and opportunity to correct such inaccuracy, breach, default, untrue or alleged untrue statement, or omission or alleged omission. For purposes of Section 3(a) or 3(b), the relative benefits received by each of Holding, the Company, NA Acquisition and their Subsidiaries, on the one hand, and the Indemnitee, on the other, shall be determined by weighing the direct monetary proceeds to Holding, the Company, NA Acquisition and their Subsidiaries, on the one hand, and such Indemnitee, on the other, from such Transaction or Securities Offering.

      (d) The parties hereto acknowledge and agree that it would not be just and equitable if contributions pursuant to Section 3(a) or 3(b) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in such respective Section. The Indemnifying Parties shall not be liable under Section 3(a) or 3(b), as applicable, for contribution to the amount paid or payable by any Indemnitee except to the extent and under such circumstances the Indemnifying Parties would have been liable to indemnify, defend and hold harmless such Indemnitee under the corresponding Section 2(a) or 2(b), as applicable, if such indemnity were enforceable under applicable law. No Indemnitee shall be entitled to contribution from the Indemnifying Parties with respect to any Obligation covered by the indemnity specifically provided for in Section 2(b) in the event that such Indemnitee is finally determined to be guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such Obligation and the Indemnifying Parties are not guilty of such fraudulent misrepresentation.

      4. Indemnification Procedures.

      (a) Whenever any Indemnitee shall have actual knowledge of the reasonable likelihood of the assertion of a Claim, CD&R (acting on its own behalf or, if requested by any such Indemnitee other than itself, on behalf of such Indemnitee) or such Indemnitee shall notify Holding, the Company, NA Acquisition or the appropriate Subsidiary, as the case may be, in writing of the Claim (the "Notice of Claim") with reasonable promptness after such Indemnitee has such knowledge relating to such Claim and has notified CD&R thereof. The Notice of Claim shall specify all material facts known to CD&R (or if given by such Indemnitee, such Indemnitee) that may give rise to such Claim and the monetary amount or an estimate of the monetary amount of the Obligation involved if CD&R (or if given by such Indemnitee, such Indemnitee) has knowledge of such amount or a reasonable basis for making such an estimate. The failure of CD&R to give such Notice of Claim shall not relieve the Indemnifying Parties of their respective indemnification obligations under this Agreement except to the extent that such omission results in a failure of actual notice to them and they are materially injured as a result of the failure to give such Notice of Claim. The Indemnifying Parties shall, at their expense, undertake the defense of such Claim with attorneys of their own choosing satisfactory in all respects to CD&R. CD&R may participate in such defense with counsel of CD&R's choosing at the expense of the Indemnifying Parties. In the event that the Indemnifying Parties do not undertake the defense of the Claim within a reasonable time after CD&R has given the Notice of Claim, or in the event that CD&R shall in good faith determine that the defense of any claim by the Indemnifying Parties is inadequate or may conflict with the interest of any Indemnitee, CD&R may, at the expense of the Indemnifying Parties and after giving notice to the Indemnifying Parties of such action, undertake the defense of the Claim and compromise or settle the Claim, all for the account of and at the risk of the Indemnifying Parties. In the defense of any Claim, the Indemnifying Parties shall not, except with the prior written consent of CD&R, consent to entry of any judgment or enter into any settlement that includes any injunctive or other non-monetary relief, or that does not include as an unconditional term thereof the giving by the person or persons asserting such Claim to such Indemnitee of a release from all liability with respect to such Claim. In each case, CD&R and each other Indemnitee seeking indemnification hereunder will cooperate with the Indemnifying Parties, so long as the Indemnifying Parties are conducting the defense of the Claim, in the preparation for and the prosecution of the defense of such Claim, including making available evidence within the control of CD&R or such Indemnitee, as the case may be, and persons needed as witnesses who are employed by CD&R or such Indemnitee, as the case may be, in each case as reasonably needed for such defense and at cost, which cost, to the extent reasonably incurred, shall be paid by the Indemnifying Parties.

      (b) The Indemnifying Parties hereby agree to advance costs and expenses, including attorney's fees, incurred by CD&R (acting on its own behalf or, if requested by any such Indemnitee other than itself, on behalf of such Indemnitee) or any Indemnitee in defending any Claim in advance of the final disposition of such Claim upon receipt of an undertaking by or on behalf of CD&R or such Indemnitee to repay amounts so advanced if it shall ultimately be determined that CD&R or such Indemnitee is not entitled to be indemnified by the Indemnifying Parties as authorized by this Agreement.

      (c) CD&R shall notify the Indemnifying Parties in writing of the amount of any Claim actually paid by CD&R (the "Notice of Payment"). The amount of any Claim actually paid by CD&R shall bear simple interest at the rate equal to The Chase Manhattan Bank prime rate as of the date of such payment plus 2% per annum, from the date the Indemnifying Parties receives the Notice of Payment to the date on which the Indemnifying Parties shall repay the amount of such Claim plus interest thereon to CD&R.

      5. Certain Covenants. Holding agrees to cause the Company and NA Acquisition to perform its obligations under this Agreement. The rights of each Indemnitee to be indemnified under any other agreement, document, certificate or instrument or applicable law are independent of and in addition to any rights of such Indemnitee to be indemnified under this Agreement. The rights of each Indemnitee and the obligations of Holding, the Company and NA Acquisition hereunder shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnitee. Each of Holding, the Company and NA Acquisition shall maintain the State of Delaware as its state of incorporation and shall implement and maintain in full force and effect any and all corporate charter and by-law provisions that may be necessary or appropriate to enable it to carry out its obligations hereunder to the fullest extent permitted by Delaware corporate law, including without limitation a provision of its certificate of incorporation eliminating liability of a director for breach of fiduciary duty to the fullest extent permitted by Section 102(b)(7) (or any successor section thereto) of the General Corporation Law of the State of Delaware, as it may be amended from time to time.

      6. Notices. All notices and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage prepaid and return receipt requested), telecopier, overnight courier or hand delivery, as follows:


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

      (a)   if to NA Acquisition, to:

            NA Acquisition Corporation
            c/o North American Van Lines, Inc.
            5001 U.S. Hwy 30 West
            Fort Wayne, Indiana 46801-0988
            Attention: General Counsel
            Telecopier: (219) 429-3135

            with a copy to:

            Clayton, Dubilier & Rice, Inc.
            375 Park Avenue
            New York, New York 10152
            Attention: Kevin J. Conway
            Telecopier: (212) 407-5252

      (b) if to Holding, to it care of the Company at the addresses set forth above.

      (c)   if to the Company, to:

            North American Van Lines, Inc.
            5001 U.S. Hwy 30 West
            Fort Wayne, Indiana 46801-0988
            Attention: General Counsel
            Telecopier: (219) 429-3135

      (d)   if to the CD&R Fund, to:

            Clayton, Dubilier & Rice Fund V Limited Partnership
            1403 Foulk Road, Suite 106
            Wilmington, Delaware 19803
            Attention: General Partner

            with a copy to:

            Clayton, Dubilier & Rice, Inc.
            375 Park Avenue
            New York, New York 10152
            Attention: Kevin J. Conway
            Telecopier: (212) 407-5252

      (e)   if to CD&R or any other Indemnitee, to:

            Clayton, Dubilier & Rice, Inc.
            375 Park Avenue
            New York, New York 10022
            Attention: Kevin J. Conway
            Telecopier: (212) 407-5252

or to such other address or such other person as Holding, the Company, NA Acquisition, CD&R or the CD&R Fund, as the case may be, shall have designated by notice to the other parties hereto. All communications hereunder shall be effective upon receipt by the party to which they are addressed. A copy of any notice or other communication given under this Agreement shall also be given to:

            Debevoise & Plimpton
            875 Third Avenue
            New York, New York 10022
            Attention: Paul S. Bird, Esq.
            Telecopier: (212) 909-6836

      7. Governing Law. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the law of the State of New York, regardless of the law that might be applied under principles of conflict of laws, except to the extent that the corporate law of the State of Delaware specifically and mandatorily applies, in which case such law shall apply.

      8. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

      9. Miscellaneous. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and permitted assigns, and each other Indemnitee, but neither this Agreement nor any right, interest or obligation hereunder shall be assigned, whether by operation of law or otherwise, by Holding, the Company or NA Acquisition without the prior written consent of CD&R and the CD&R Fund. This Agreement is not intended to confer any right or remedy hereunder upon any person other than each of the parties hereto and their respective successors and permitted assigns and each other Indemnitee. No amendment, modification, supplement or discharge of this Agreement, and no waiver hereunder shall be valid and binding unless set forth in writing and duly executed by the party or other Indemnitee against whom enforcement of the amendment, modification, supplement or discharge is sought. Neither the waiver by any of the parties hereto or any other Indemnitee of a breach of or a default under any of the provisions of this Agreement, nor the failure by any party hereto or any other Indemnitee on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right, powers or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any provisions hereof, or any rights, powers or privileges hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party or other Indemnitee may otherwise have at law or in equity or otherwise. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by their authorized representatives as of the date first above written.


                                NA HOLDING CORPORATION

                                By: /s/Kevin J. Conway
                                    ----------------------------------------
                                    Name: Kevin J. Conway
                                    Title: Vice President


                                NA ACQUISITION CORPORATION

                                By: /s/Kevin J. Conway
                                    ----------------------------------------
                                    Name: Kevin J. Conway
                                    Title: Vice President


                                NORTH AMERICAN VAN LINES, INC.

                                By: /s/R. Barry Uber
                                    --------------------------------------------
                                    Name: R. Barry Uber
                                    Title: President and Chief Executive Officer


                                CLAYTON, DUBILIER & RICE, INC.

                                By: /s/Joseph L. Rice, III
                                    --------------------------------------------
                                    Name: Joseph L. Rice, III
                                    Title: Chairman and Chief Executive Officer

                                CLAYTON, DUBILIER & RICE
                                  FUND V LIMITED PARTNERSHIP

                                By: CD&R Associates V Limited Partnership, its
                                      general partner

                                By: CD&R Investment Associates II, Inc., its
                                      managing general partner

                                By: /s/Joseph L. Rice, III
                                    --------------------------------------------
                                    Name: Joseph L. Rice, III
                                    Title: Chairman and Chief Executive



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